EXHIBIT 1.1

                                   CWABS, INC.

                    Asset-Backed Certificates, Series 200_-__

                             UNDERWRITING AGREEMENT

                                                Dated the date specified on the
                                                          signature page hereof

The Firm or Firms
  of Underwriters named
  on the signature page hereof

         Ladies and Gentlemen:


     CWABS, Inc., a Delaware corporation ("CWABS"), proposes to cause to be issued and to sell, severally and not jointly, to you, as underwriters (each, an "Underwriter"), the principal amount of each class of Asset-Backed Certificates of the series specified on the signature page hereof and described in Section 2 hereof (the "Underwritten Public Certificates" and, together with any certificates of such series retained by CWABS or [Countrywide Home Loans, Inc.] ("[CHL]"), if any, set forth on the cover page of the Prospectus Supplement (as defined below), collectively, the "Public Certificates") having the characteristics set forth in the Prospectus Supplement, evidencing ownership interests in a trust consisting of mortgage loans acquired by CWABS and secured by first or second liens on one- to four-family residential properties (the "Mortgage Loans") and related property (collectively, the "Trust Fund"). The Mortgage Loans will be of the type and will have the characteristics described in the Prospectus Supplement, subject to the variances, ranges, minimums and maximums set forth in the Prospectus Supplement, and will have the aggregate principal balance set forth in the Prospectus Supplement, subject to an upward or downward variance in principal balance, not to exceed
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the percentage set forth in the Prospectus Supplement, the precise aggregate principal balance within such range to be determined by CWABS in its sole discretion.

     The Public Certificates, together with the other classes of certificates of the series specified on the signature page hereof (the "Private Certificates," and collectively with the Public Certificates, the "Certificates") are to be issued under a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of the first day of the month of the date of this Agreement (the "Cut-off Date"), among CWABS, as Depositor, [CHL], as seller, one or more special purpose entities established by [Countrywide Financial Corporation] or one of its subsidiaries, (together with [CHL], the "Sellers"), [Countrywide Home Loans Servicing LP], as master servicer (the "Master Servicer"), ___________________, as trustee (the "Trustee") and, if specified in the Prospectus Supplement, __________________________________, as co-trustee (the "Co-Trustee"). The
Underwritten Public Certificates of each class will be issued in the minimum denominations and will have the terms set forth in the Prospectus Supplement. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement. If and to the extent specified in the Pooling and Servicing Agreement, in addition to the Mortgage Loans conveyed to the Trust Fund on the Closing Date, CWABS may convey to the Trust Fund, from time to time during the period specified in the Pooling and Servicing Agreement (each such period, a "Pre-Funding Period") (the date of any such conveyance, a "Subsequent Transfer Date"), Subsequent Mortgage Loans.

     1. Representations and Warranties. CWABS represents and warrants to, and agrees with, each Underwriter that:


          (a) A registration statement on Form S-3 (File No. 333-__________), including a prospectus, has been filed with the Securities and Exchange Commission (the


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     "Commission") and, as amended, has become effective under the Securities
     Act of 1933, as amended (the "Act"). As of the date of each Contract of Sale (as defined in the indemnification agreement, dated the date hereof (the "Indemnification Agreement") among CWABS, [CHL] and the other parties named therein) and as of the Closing Date (as defined herein), no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or, to CWABS's knowledge, threatened by the Commission. The prospectus in the form in which it will be used in connection with the offering of the Public Certificates (the "Base Prospectus") is proposed to be supplemented by a prospectus supplement dated the date hereof relating to the Certificates and, as so supplemented, to be filed with the Commission pursuant to Rule 424 under the Act. (Such registration statement is hereinafter referred to as the "Registration Statement"; such prospectus supplement as first filed with the Commission, is herein referred to as the "Prospectus Supplement"; and such prospectus, in the form in which it will first be filed with the Commission in connection with the offering of the Underwritten Public Certificates, including documents incorporated therein as of the time of such filing and as supplemented by the Prospectus Supplement is hereinafter referred to as the "Prospectus"). For purposes of this Agreement, the term "Base Prospectus" shall mean the Prospectus, in the form in which it was filed with the Commission and declared effective on _________, 200_. Any reference herein to the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the date on which the Registration

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     Statement, as amended, became effective or the issue date of such preliminary prospectus or the date on which the Prospectus is filed pursuant to Rule 424 (b) under the Act, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date on which the Registration Statement became effective or the issue date of any preliminary prospectus or the date on which the Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be, deemed to be incorporated therein by reference.

          (b) The Registration Statement as of its effective date, as of the date of the Prospectus Supplement and as of the date of each Contract of Sale conformed and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of such dates. The Prospectus, as of its issue date, as of the date of the Prospectus Supplement and as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Public Certificates, conformed and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of such respective dates, and the Prospectus as revised, amended or supplemented and filed with the Commission as of the Closing Date will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of the Closing Date. The Registration Statement, at the time it became effective and as of the date of each Contract of Sale, did not include any untrue statement of a material fact

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

     or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus as of the date of the Prospectus Supplement, and the Prospectus as revised, amended or supplemented prior to the Closing Date, as of the Closing Date, will not include any untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that CWABS makes no representations, warranties or agreements as to (i) the Underwriter Information contained in or omitted from the Prospectus or any revision or amendment thereof or supplement thereto, such Underwriter Information being defined in the Indemnification Agreement.

          (c) The Issuer Free Writing Prospectus (as defined in the Indemnification Agreement) as of its date (the "Start Date") and as of each day through the Closing Date, constitutes and will constitute an "issuer free writing prospectus" as defined in Rule 433 of the Act and does not and will not as of any such time conflict with the information in the Registration Statement or the Prospectus. The Issuer Free Writing Prospectus has been filed with the Commission as required by Rule 433. The Issuer Free Writing Prospectus and the Base Prospectus (collectively, the "Disclosure Package") as of the Start Date and as of each day through the Closing Date does not and will not include an untrue statement of a material fact and does not and will not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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


          (d) The Seller Mortgage Loan Information (as defined in the Indemnification Agreement) as of the date it is forwarded to an Underwriter, is accurate in all material respects.

          (e) The Public Certificates will conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus, and each of the Certificates, when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement. Each Certificate of the classes, if any, indicated to be "mortgage related securities" under the heading "Summary--Legal Investment Considerations" in the Prospectus Supplement will, when issued, be a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act.

          (f) Each of this Agreement and the Indemnification Agreement has been duly authorized, executed and delivered by CWABS. As of the Closing Date, the Pooling and Servicing Agreement, the Indemnification Agreement, and each insurance agreement, if any, referred to in the Prospectus Supplement (each an "Insurance Agreement" and collectively, the "Insurance Agreements"), between CWABS and the third party provider of credit enhancement, if any (the "Certificate Insurer") included in the Trust Fund will have been duly authorized, executed and delivered by CWABS and will conform in all material respects to the description of the Mortgage Insurance Policy contained in the Disclosure Package and the Prospectus and, assuming the valid execution and delivery thereof by the other parties thereto, this Agreement, the Indemnification Agreement, the Insurance Agreements, each subsequent transfer agreement, if any, referred to in the

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     Disclosure Package and the Prospectus Supplement (each a "Subsequent
     Transfer Agreement") and the Pooling and Servicing Agreement each will constitute a legal, valid and binding agreement of CWABS enforceable in accordance with its terms, except as the same may be limited (a) by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally, (b) by general principles of equity and (c) by public policy limitations under applicable securities laws as to rights of indemnification and contribution thereunder.

          (g) CWABS has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under the Pooling and Servicing Agreement, the Insurance Agreements, the Indemnification Agreement, each Subsequent Transfer Agreement and this Agreement.

          (h) Neither the issuance or delivery of the Certificates, nor the consummation of any other of the transactions contemplated herein, nor compliance with the provisions of the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements, each Subsequent Transfer Agreement or this Agreement, will conflict with or result in the breach of any material term or provision of the certificate of incorporation or bylaws of CWABS, and CWABS is not in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which CWABS is a party or by which it or its properties are bound, or (ii) any law,

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


     decree, order, rule or regulation applicable to CWABS of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over CWABS, or its properties, the default in or the breach or violation of which would have a material adverse effect on CWABS or the Certificates or the ability of CWABS to perform its obligations under the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements, each Subsequent Transfer Agreement or this Agreement; and neither the delivery of the Certificates, nor the consummation of any other of the transactions contemplated herein, nor the compliance with the provisions of the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements or this Agreement will result in such a breach, violation or default which would have such a material adverse effect.

          (i) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by CWABS of the transactions contemplated by this Agreement, the Indemnification Agreement, the Insurance Agreements, each Subsequent Transfer Agreement or the Pooling and Servicing Agreement (other than as required under "blue sky" or state securities laws, as to which no representations and warranties are made by CWABS), except such as have been, or will have been prior to the Closing Date, obtained under the Act, and such recordations of the assignment of the Mortgage Loans to the Trustee or the Co-Trustee, as applicable (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed.

          (j) There is no action, suit or proceeding before or by any court, administrative or governmental agency now pending to which CWABS or any of its

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     affiliates is a party, or to the best of CWABS's knowledge threatened against CWABS or any of its affiliates, which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or otherwise), earnings, affairs, regulatory situation or business prospects of CWABS or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated in the Pooling and Servicing Agreement, the Insurance Agreements, the Indemnification Agreement or this Agreement.

          (k) At the time of execution and delivery of the Pooling and Servicing Agreement, (1) CWABS will own the Mortgage Loans being transferred to the Trust Fund pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), except to the extent permitted in the Pooling and Servicing Agreement, and will not have assigned to any person other than the Trust Fund any of its right, title or interest in the Mortgage Loans, (2) CWABS will have the power and authority to transfer the Mortgage Loans to the Trust Fund and to transfer the Underwritten Public Certificates to the Underwriters and to transfer the remaining Certificates to [CHL], (3) upon execution and delivery to the Trustee or the Co-Trustee, as applicable, of the Pooling and Servicing Agreement, and delivery of the Certificates to CWABS, the Trust Fund will own the Mortgage Loans free of Liens, other than Liens permitted by the Pooling and Servicing Agreement or created or granted by you, and (4) upon payment and delivery of the Underwritten Public Certificates to you, you will acquire ownership of the Underwritten Public Certificates, free of Liens, other than Liens permitted by the Pooling and Servicing Agreement or created or granted by you. At the time of execution and delivery of each Subsequent

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     Transfer Agreement, (1) CWABS will own the Mortgage Loans being transferred to the Trust Fund pursuant thereto, free and clear of any Liens, except to the extent permitted in the Pooling and Servicing Agreement, and will not have assigned to any person other than the Trust Fund any of its right, title or interest in the related Mortgage Loans,
     (2) CWABS will have the power and authority to transfer the related Mortgage Loans to the Trust Fund, (3) upon execution and delivery to the Trustee or the Co-Trustee, as applicable, of each Subsequent Transfer Agreement, the Trust Fund will own the related Mortgage Loans free of Liens other than Liens permitted by the Pooling and Servicing Agreement or created or granted by you and (4) CWABS will have complied with the requirements contained in the Pooling and Servicing Agreement for transferring the related Mortgage Loans.

          (l) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Indemnification Agreement, the Pooling and Servicing Agreement, the Insurance Agreements and the Certificates have been or will be paid by CWABS at or prior to the Closing Date (or in the case of each Subsequent Transfer Agreement, the applicable Subsequent Transfer Date), except for fees for recording assignments of the Mortgage Loans to the Trustee or the Co-Trustee, as applicable, pursuant to the Pooling and Servicing Agreement that have not yet been completed, which fees will be paid by or on behalf of CWABS in accordance with the Pooling and Servicing Agreement.

          (m) The Master Servicer is qualified to do business in all jurisdictions in which its activities as servicer of the Mortgage Loans require such qualification except where

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     failure to be so qualified will not have a material adverse effect on such servicing activities.

          (n) CWABS is not doing business with Cuba.

          (o) CWABS is not in violation of its certificate of incorporation or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of CWABS or which might materially and adversely affect the properties or assets thereof.

          (p) Neither CWABS nor the Trust Fund created by the Pooling and Servicing Agreement will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

          (q) CWABS possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus, and CWABS has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the business, operations, financial condition or earnings of CWABS.

          (r) As of the earliest time after filing of the Registration Statement that CWABS or another offering participant made a bona fide offer (within the meaning of

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     Rule 164(h)(2) under the Act) of the Public Certificates, CWABS was not and will not be an "ineligible issuer" as defined in Rule 405 under the Act.

          (s) CWABS represents and agrees that, other than the Disclosure Package and the Final Free Writing Prospectus, it has not made and will not make any offer relating to the Public Certificates that would constitute a "free writing prospectus" as defined in Rule 405 under the Act;

          (t) CWABS has complied and will comply with the requirements of Rule 433 under the Act applicable to the Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, CWABS agrees to sell, and each Underwriter agrees, severally and not jointly, to purchase from CWABS, the respective original Certificate Principal Balance of each Class of Underwritten Public Certificates to be purchased by such Underwriter as specified in the Prospectus Supplement. The purchase price at which each Underwriter will purchase its Underwritten Public Certificates shall be as described under the heading "Method of Distribution" in the Prospectus Supplement.

     3. Delivery and Payment. The Underwritten Public Certificates shall be delivered at the office, on the date and at the time specified in the Prospectus Supplement, which place, date and time may be changed by agreement between the Underwriters and CWABS (such date and time of delivery of and payment for such Underwritten Public Certificates being referred to herein as the "Closing Date"). Delivery of the Underwritten Public Certificates shall be made to each of the Underwriters as against their respective payment of the purchase price therefor to or upon the order of CWABS in immediately available federal funds. The

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Underwritten Public Certificates shall be registered in such names and in such denominations as the respective Underwriters may have requested or as required by book-entry registration not less than [two] full business days prior to the Closing Date.

     4. Offering by Underwriters. (a) It is understood that the Underwriters propose to offer the Underwritten Public Certificates for sale as set forth in the Prospectus and that the Underwriters will not offer, sell or otherwise distribute the Underwritten Public Certificates (except for the sale thereof in exempt transactions) in any state in which the Underwritten Public Certificates are not exempt from registration under "blue sky" or state securities laws (except where the Underwritten Public Certificates will have been qualified for offering and sale at the Underwriters' direction under such "blue sky" or state securities laws).

          (b) In the event that an Underwriter used a "road show" (as defined in Rule 433(h)(4) under the Act) in connection with the offering of the Public Certificates, the Underwriter agrees that all information in such road show shall be provided orally only and not as a "written communication" (as defined in Rule 405 under the Act). Each Underwriter agrees that any slideshow used in connection with a road show (i) shall only be provided as part of the road show and not separately, (ii) if handed out at any meeting as a hard copy, shall be retrieved prior to the end of the meeting and (iii) will otherwise be used only in a manner that does not cause the slideshow to be treated as a "free writing prospectus" (as defined in Rule 405 under the Act).

          (c) If any "written communication" (as defined in Rule 405 under the Act) in connection with the offering of the Public Certificates contains an untrue statement of material fact or omits to state a material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading at the time that a Contract

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     of Sale was entered into, when taken together with all information that was conveyed to any person with whom a Contract of Sale was entered into, then the applicable Underwriter shall provide any such person with the following:

          (i) Adequate disclosure of the contractual arrangement;

          (ii) Adequate disclosure of the person's rights under the existing Contract of Sale at the time termination is sought;

          (iii) Adequate disclosure of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original Contract; and

          (iv) A meaningful ability to elect to terminate or not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale.

     5. Agreements. CWABS agrees with each Underwriter that:

          (a) CWABS will cause the Prospectus to be filed with the Commission pursuant to Rule 424 under the Act and, if indicated in the Prospectus, within [15] days of the Closing Date, will file a report on Form 8-K setting forth specific information concerning the Mortgage Loans, and will promptly advise each Underwriter when the Prospectus has been so filed, and, prior to the termination of the offering of the Public Certificates, will also promptly advise each Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Certificates), (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information (unless such request for additional information does not relate to the Certificates), (iii) of any

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     written notification received by CWABS of the suspension of qualification of the Public Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or to the knowledge of CWABS, the threatening of any proceeding for that purpose. CWABS will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Except as otherwise provided in Section 5(b) hereof, CWABS will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Prospectus (other than any such amendment, revision or supplement which does not relate to the Certificates) which shall be disapproved by the Underwriters after reasonable notice and review of such filing.

          (b) If, at any time when a statutory prospectus relating to the Public Certificates is required to be delivered under the Act (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the Prospectus to comply with the Act or the rules and regulations of the Commission thereunder, CWABS promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to each Underwriter as many copies

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     as such Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

          (c) If, at any time after the Start Date and prior to the Closing Date any event occurs as a result of which the Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or would conflict with the information in the Registration Statement, CWABS promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission (as may be required under the Rules and Regulations) a revision, amendment or supplement which will correct such conflict, statement or omission, and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of such revision, amendment or supplement.

          (d) CWABS will cause to be delivered to each Underwriter and counsel for the Underwriters an agreed upon procedures letter from _________________________:

               (i) as of the Start Date with respect to the Issuer Free Writing Prospectus; and

               (ii) with respect to the Prospectus as provided in Section
          6(i).

          (e) CWABS will furnish to each Underwriter and counsel to the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Public Certificates is



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     required under the Act, as many copies of the Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

          (f) CWABS will, as between itself and the Underwriters, pay all expenses incidental to the performance of its obligations under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, the Disclosure Package, the Prospectus, the Pooling and Servicing Agreement and the Certificates, (ii) the cost of delivering the Underwritten Public Certificates to the Underwriters, insured to the Underwriters' reasonable satisfaction, (iii) the fees charged by securities rating services for rating the Certificates, (iv) the fees and expenses of the Trustee or the Co-Trustee, as applicable, except for fees and expenses of Trustee's or the Co-Trustee's, as applicable, counsel, which will be borne by the Trustee or the Co-Trustee, as applicable, and (v) all other costs and expenses incidental to the performance by CWABS of CWABS's obligations hereunder which are not otherwise specifically provided for in this subsection. It is understood that, except as provided in this paragraph
     (d) and in Section 9 hereof, each Underwriter will pay all of its own expenses, including the fees of any counsel to such Underwriter.

          (g) So long as any Certificates are outstanding, upon request of any Underwriter, CWABS will, or will cause the Master Servicer to, furnish to such Underwriter, as soon as available, a copy of (i) the annual statement of compliance delivered by the Master Servicer to the Trustee or the Co-Trustee, as applicable, under the Pooling and Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Trustee or the Co-Trustee, as applicable, pursuant to the Pooling and Servicing Agreement, (iii) each report of CWABS regarding the Certificates

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     filed with the Commission under the Exchange Act or mailed to the holders of the Certificates and (iv) from time to time, such other information concerning the Certificates which may be furnished by CWABS or the Master Servicer without undue expense and without violation of applicable law.

          (h) CWABS will file ABS ICM or Preliminary Term Sheets (as such terms are defined in the Indemnification Agreement) furnished to CWABS by an Underwriter if required by the Act prior to the time of filing of the Prospectus as provided in the Indemnification Agreement.

          (i) If by the [third] anniversary (the "Renewal Deadline") of the initial effective date of the Registration Statement, any of the Public Certificates remain unsold by the Underwriters and the Underwriters have so notified CWABS in writing at least [90] days prior to the Renewal Deadline, CWABS will file, if it has not already done so and is eligible to do so, a new shelf registration statement relating to the Public Certificates, in a form satisfactory to the Underwriters and will use its best efforts to cause such registration statement to be declared effective within [180] days after the Renewal Deadline. CWABS will take all other action necessary or appropriate to permit the public offering and sale of the Public Certificates to continue as contemplated in the expired registration statement relating to the Public Certificates. References herein to the Registration Statement shall include such new shelf registration statement.

          (j) CWABS will timely file all reports with respect to the Trust Fund required to be filed under the Exchange Act.

     6. Conditions to the Obligations of Underwriters. The obligation of each Underwriter to purchase the Underwritten Public Certificates to be purchased by it as indicated in the Prospectus Supplement shall be subject to the accuracy in all material respects of the representations and warranties on the part of CWABS contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of CWABS made in any officer's certificate pursuant to the provisions hereof, to the performance in all material respects by CWABS of its obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, and the Prospectus shall have been filed or transmitted for filing with the Commission not later than required pursuant to the rules and regulations of the Commission.

          (b) CWABS shall have furnished to the Underwriters a certificate, dated the Closing Date, of CWABS, signed by a vice president of CWABS, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

               (i) The representations and warranties of CWABS herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date, and CWABS has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to his knowledge, have been threatened as of the Closing Date; and

               (iii) Nothing has come to the attention of such person that would lead him to believe that the Prospectus at the date thereof contained or at the Closing Date contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) [CHL] shall have furnished to the Underwriters a certificate, dated the Closing Date, of [CHL], signed by a vice president or an assistant vice president of [CHL], to the effect that (i) the signer of such certificate has carefully examined the Prospectus and nothing has come to the attention of such person that would lead him to believe that the Prospectus contains any untrue statement of a material fact with respect to [CHL] or the Mortgage Loans or omits to state any material fact with respect to [CHL] or the Mortgage Loans necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) [CHL] has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date under this Agreement, the Insurance Agreements, the Indemnification Agreement, and the Pooling and Servicing Agreement.

          (d) CWABS shall have furnished to you an opinion, dated the Closing Date, of ______________________, special counsel to CWABS, to the effect that:

               (i) The Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective initial effective or issue dates (other than (a) the financial and statistical information contained therein as to which such counsel need express no opinion, (b) any description in the Prospectus of any third party providing credit enhancement to the Certificates, as to each of which such counsel expresses no opinions and (c) the Underwriter Information), complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder;

               (ii) To the best knowledge of such counsel, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

               (iii) Assuming that this Agreement, the Insurance Agreements, the Indemnification Agreement, and the Pooling and Servicing Agreement have each been duly authorized, executed and delivered by the parties thereto, each constitutes a valid, legal and binding agreement of CWABS, and of [CHL] in the case of the Pooling and Servicing Agreement, the Insurance Agreements and the Indemnification Agreement enforceable against CWABS or [CHL], as applicable, in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law and subject to limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder;

               (iv) Assuming that the Certificates have been duly and validly authorized, executed and authenticated in the manner contemplated in the Pooling and Servicing Agreement and delivered and in the case of the Underwritten Public Certificates paid for by the Underwriters as provided in this Agreement, the Certificates will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

               (v) The Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Prospectus;

               (vi) The statements in the Prospectus and the Prospectus Supplement, as the case may be, under the headings "Material Federal Income Tax Consequences," "ERISA Considerations" and "Summary-Legal Investment," to the extent that they constitute matters of New York or federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

               (vii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund created by the Pooling and Servicing Agreement is not required to be registered under the 1940 Act; and

               (viii) Each REMIC described in the Pooling and Servicing Agreement will qualify as a real estate mortgage investment conduit within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (i) an election is made to treat the assets of each REMIC as a real estate mortgage investment conduit, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

     Such counsel shall also state that nothing has come to its attention that would lead such counsel to believe that the Registration Statement, at the time it initially became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement, and on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to
(i) financial and statistical information contained therein or (ii) any description in the Prospectus of any third party providing credit enhancement to the Certificates.

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Pooling and Servicing Agreement. Such opinion may be qualified as an opinion only on the laws of the State of New York and the federal law of the United States. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to the Underwriters.

          (e) CWABS shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to CWABS (who may be an employee of CWABS or of an affiliate of CWABS), to the effect that:

               (i) CWABS has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, the State of California;

               (ii) The Certificates have been duly authorized and executed and, assuming authentication and delivery in the manner contemplated in the Pooling and Servicing Agreement, are validly issued and outstanding, and upon delivery by CWABS of the Certificates to be purchased by the Underwriters and payment by the Underwriters of the purchase price therefor in the manner contemplated by this Agreement, the Underwriters will acquire such Certificates free and clear of any lien, pledge, encumbrance or other security interest other than one created or granted by any Underwriter;

               (iii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by CWABS; (iv) This Agreement, the Insurance Agreements, and the Indemnification Agreement have each been duly authorized, executed and delivered by CWABS;

               (v) No consent, approval, authorization or order of any [California] or federal court or governmental agency or body or to the best knowledge of such counsel any order or decree of a [California] or federal court is required for the consummation by CWABS of the transactions contemplated by the terms of this Agreement, the Indemnification Agreement, the Insurance Agreements or the Pooling and Servicing Agreement except such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignment of the Mortgage Loans to the Trustee or the Co-Trustee, as applicable, (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and such other approvals as have been obtained;

               (vi) The sale of the Certificates to be purchased by the Underwriters pursuant to this Agreement and the consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements or this Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation of CWABS, or any indenture or other agreement or instrument to which CWABS is a party or by which it is bound, or any [California] or federal law, statute, regulation, order or decree applicable to CWABS or to the best of its knowledge an order of any [California] or federal court, regulatory body, administrative agency or governmental body having jurisdiction over CWABS; and

               (vii) There are no legal or governmental actions, investigations or proceedings pending to which CWABS is a party, or, to the best knowledge of such counsel, threatened against CWABS, (A) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Insurance Agreements or the Indemnification Agreement, (C) which might materially and adversely affect the performance by CWABS of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements or the Certificates or (D) seeking to affect adversely the federal income tax attributes of the Public Certificates as described in the Prospectus under the heading "Federal Income Tax Consequences." For purposes of the foregoing, such counsel may state that it has not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of CWABS a present intention to initiate such proceedings.

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement, the Insurance Agreements, the Indemnification Agreement and the Pooling and Servicing Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than CWABS or its affiliates. Such opinion may be qualified as an opinion only on the laws of the States of Delaware and [California] and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

          (f) [CHL] shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to [CHL] (who may be an employee of [CHL]), to the effect that:

               (i) [CHL] has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of [New York];

               (ii) The Pooling and Servicing Agreement, the Insurance Agreements and the Indemnification Agreement have each been duly authorized, executed and delivered by [CHL];

               (iii) No consent, approval, authorization or order of any [New York] or federal court or governmental agency or body is required for the consummation by [CHL] of the transactions contemplated by the terms of the Pooling and Servicing Agreement, the Insurance Agreements or the Indemnification Agreement except any such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignment of the Mortgage Loans evidenced by the Certificates to the Trustee or the Co-Trustee, as applicable (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and any approvals as have been obtained;

               (iv) The consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement, the Insurance Agreements or the Indemnification Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or bylaws of [CHL], or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which [CHL] is a party or by which it is bound, any [New York] or federal law, statute, regulation, order or decree applicable to [CHL] or any order of any [New York] or federal court, regulatory body, administrative agency or governmental body having jurisdiction over [CHL] other than with respect to the right of indemnity thereunder; and

               (v) There are no legal or governmental actions, investigations or proceedings pending to which [CHL] is a party, or, to the best knowledge of such counsel, threatened against [CHL], (A) asserting the invalidity of the Pooling and Servicing Agreement, the Insurance Agreements or the Indemnification Agreement or (B) which might materially and adversely affect the performance by [CHL] of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, the Insurance Agreements or the Indemnification Agreement. For purposes of the foregoing, such counsel may state that it has not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of [CHL] a present intention to initiate such proceedings.

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Pooling and Servicing Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than [CHL]. Such opinion may be qualified as an opinion only on the laws of the State of [New York] and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

          (g) Each party, if any, providing credit enhancement to the Certificates shall have furnished to the Underwriters an opinion, dated the Closing Date, of its counsel, with respect to the Registration Statement, the Prospectus, the Mortgage Insurance Policy and such other related matters, in the form previously agreed to by such provider and the Underwriters.

          (h) The Underwriters shall have received from their counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Underwritten Public Certificates, the Registration Statement and the Prospectus, and such other related matters as the Underwriters may reasonably require.

          (i) CWABS's independent accountants, _________________________, shall have furnished to the Underwriters a letter or letters addressed to the Underwriters and dated as of or prior to the date of first use of the Prospectus Supplement in the form and reflecting the performance of the procedures previously agreed to by CWABS and the Underwriters.

          (j) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of CWABS or any of its affiliates which in your reasonable judgment materially impairs the investment quality of the Underwritten Public Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Underwritten Public Certificates as contemplated by the Prospectus.

          (k) The Underwritten Public Certificates shall be rated not lower than the required ratings set forth under the heading "Ratings" in the Prospectus Supplement, such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Certificates has been placed under review (otherwise than for possible upgrading).

          (l) The Underwriters shall have received copies of any opinions of counsel to CWABS supplied to the rating organizations relating to certain matters with respect to the Underwritten Public Certificates. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters addressed to the Underwriters.

          (m) All Classes of Underwritten Public Certificates being publicly offered by the Underwriters shall have been issued and paid for pursuant to the terms of this Agreement.

          (n) The Trustee and the Co-Trustee, if any, shall have furnished to the Underwriters an opinion dated the Closing Date, of counsel to the Trustee or the Co-Trustee, as applicable (who may be an employee of the Trustee or the Co-Trustee, as applicable), in form and substance satisfactory to the Underwriters and their counsel.

          (o) CWABS shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel.

          (p) As of the Closing Date, each of the Pooling and Servicing Agreement, the Insurance Agreements and the Indemnification Agreement will have been duly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of CWABS, the Master Servicer and [CHL], as applicable, enforceable against such parties in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and as to enforceability, to general principles of equity (regardless of which enforcement is sought in a proceeding in equity or at law) and subject to limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder.

          (q) [Reserved]

          (r) The Master Servicer shall have furnished to the Underwriters an opinion, dated the applicable Closing Date, of counsel to the Master Servicer (who may be an employee of the Master Servicer), to the effect that:

               (i) The Master Servicer has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of [Texas];

               (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Master Servicer;

               (iii) No consent, approval, authorization or order of any [California] or federal court or governmental agency or body is required for the consummation by the Master Servicer of the transactions contemplated by the terms of the Pooling and Servicing Agreement or the Insurance Agreements except any such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignment of the Mortgage Loans evidenced by the Certificates to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and any approvals as have been obtained;

               (iv) The consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement or the Insurance Agreements do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of limited partnership or the partnership agreement of the Master Servicer, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Master Servicer is a party or by which it is bound, any [California] or federal law, statute, regulation order or decree applicable to the Master Servicer or any order or decree of any [California] or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer other than with respect to the right of indemnity thereunder; and

               (v) There are no legal or governmental actions, investigations or proceedings pending to which the Master Servicer is a party, or, to the best knowledge of such counsel, threatened against the Master Servicer, (A) asserting the invalidity of the Pooling and Servicing Agreement or the Insurance Agreements or (B) which might materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement or the Insurance Agreements. For purposes of the foregoing, such counsel may state that it has not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of the Master Servicer a present intention to initiate such proceedings.

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement, the Insurance Agreements and the Pooling and Servicing Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than CWABS or its affiliates. Such opinion may be qualified as an opinion only on the laws of the States of Delaware and California and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

          (s) The underwriters shall have received an opinion as to certain matters regarding the seller(s) other than [CHL] in form and substance reasonably satisfactory to the underwriters and their counsel.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and all obligations of an Underwriter hereunder with respect to a particular offering may be canceled at, or at any time prior to, the Closing Date by such Underwriter. Notice of such cancellation shall be given to CWABS in writing, or by telephone or telegraph confirmed in writing.

     7. Termination. This Agreement shall be subject to termination in the Underwriters' absolute discretion, by notice given to CWABS prior to delivery of and payment for the Underwritten Public Certificates, if prior to such time
(i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets is such as to make it, in the Underwriters' judgment after consultation with CWABS, impracticable to market the Underwritten Public Certificates on the terms specified in this Agreement.

     8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of CWABS and its officers and of each Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or CWABS, and will survive delivery of and payment for the Underwritten Public Certificates. The provisions of Section 5(f) and Section 9 hereof shall survive the termination or cancellation of this Agreement.

     9. Reimbursement of Underwriter Expenses. If for any reason, other than default by any Underwriter in its obligation to purchase the Underwritten Public Certificates or termination by any Underwriter pursuant to Section 7 hereof, the Underwritten Public Certificates are not delivered by or on behalf of CWABS as provided herein, CWABS will reimburse each Underwriter for all out-of-pocket expenses of such Underwriter, including reasonable fees and disbursements of its counsel, reasonably incurred by such Underwriter in making preparations for the purchase, sale and delivery of the Underwritten Public Certificates, but CWABS shall then be under no further liability to any Underwriter with respect to the Underwritten Public Certificates, except as provided in Section 5(f) hereof.

     10. Default by an Underwriter. If any one or more of the Underwriters shall fail to purchase and pay for any of the Underwritten Public Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the aggregate principal amount of all the Underwritten Public Certificates of the various Classes set forth opposite their names in the Prospectus Supplement bears to the aggregate principal amount of all of the Underwritten Public Certificates of the various Classes set forth opposite the name of all the remaining Underwriters) the Underwritten Public Certificates that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Underwritten Public Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of all of the Underwritten Public Certificates set forth in the Prospectus Supplement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Underwritten Public Certificates, and if such nondefaulting Underwriters do not purchase all the Underwritten Public Certificates, this Agreement will terminate without liability to any nondefaulting Underwriter or CWABS. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding [seven] days, as the nondefaulting Underwriters shall determine in order that required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to CWABS and to any nondefaulting Underwriter for damages occasioned by its defaulting hereunder.

     11. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and CWABS, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Act, and for the benefit of directors of CWABS, officers of CWABS who have signed the Registration Statement and any person controlling CWABS within the meaning of Section 15 of the Act. Nothing in this

Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     13. Miscellaneous. Time shall be of the essence of this Agreement. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof, other than the Indemnification Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

     14. Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to an Underwriter, shall be delivered to the address specified on the signature page hereof; or if sent to CWABS, shall be delivered to [4500 Park Granada, M.S. CH-11, Calabasas, California 91302, attention of Deputy General Counsel for Corporate Finance].


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


     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among CWABS and each Underwriter on ________, 200_ relating to CWABS, Inc., Asset-Backed Certificates, Series 200_-__.

                                              Very truly yours,

                                              CWABS, INC.

                                              By:  ____________________________
                                                    Name:
                                                    Title:

The foregoing Agreement is
hereby confirmed and accepted.

___________________________________

By:  ____________________________
      Name:
      Title:
      Address:

___________________________________

By:  ____________________________
      Name:
      Title:
         Address:


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